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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-70035, 33-14288 and 33-83156.


                                               /s/ ARTHUR ANDERSEN LLP
                                               -----------------------------
                                               ARTHUR ANDERSEN LLP


Orange County, California
June 24, 1999